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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-115700) of Blue Nile, Inc. of our report dated March 25, 2005 relating to the financial statements and financial statement schedule, which appears in this Form 10K.

      /s/ PricewaterhouseCoopers LLP

      Seattle, Washington
      March 25, 2005